PROSPECTUS SUPPLEMENT                                 EXHIBIT 99.1
(To Prospectus dated October 25, 2004)                REGISTRATION NO. 333-37980



                                     [LOGO]



                        1,000,000,000 Depositary Receipts
                         Market 2000+ HOLDRS (SM) Trust

         This prospectus supplement supplements information contained in the prospectus dated October 25, 2004 relating to the sale of up to 1,000,000,000 depositary receipts by the Market 2000+ HOLDRS (SM) Trust.

         The share amounts specified in the table in the "Highlights of Market 2000+ HOLDRS" section of the base prospectus shall be replaced with the following:

                                                                                                   Primary
                             Name of Company                        Ticker      Share Amounts  Trading Market
                             ---------------                        ------      -------------  --------------
           Agere Systems Inc.(1)                                      AGR       0.1101369864        NYSE
           American International Group, Inc.                         AIG             2             NYSE
           Astrazeneca p.l.c. *                                       AZN             4             NYSE
           AT&T Corp.                                                  T             1.2            NYSE
           AVAYA Inc.                                                 AV           0.3333           NYSE
           BellSouth Corporation                                      BLS             5             NYSE
           BP p.l.c. *                                                BP              3             NYSE
           Bristol-Myers Squibb Company                               BMY             3             NYSE
           BT Group p.l.c.                                            BTY             2             NYSE
           Cisco Systems, Inc.                                       CSCO             3            NASDAQ
           Citigroup Inc.                                              C              3             NYSE
           Comcast Corporation                                       CMCSA          1.941          NASDAQ
           The Coca-Cola Company                                      KO              3             NYSE
           Dell Inc.                                                 DELL             5            NASDAQ
           Deutsche Telekom AG *                                      DT              5             NYSE
           Eli Lilly and Company                                      LLY             2             NYSE
           EMC Corporation                                            EMC             2             NYSE
           Exxon Mobil Corporation                                    XOM             4             NYSE
           France Telecom *                                           FTE             2             NYSE
           General Electric Company                                   GE              3             NYSE
           GlaxoSmithKline p.1.c.                                     GSK             3             NYSE
           Hewlett-Packard Company                                    HPQ             4             NYSE
           Home Depot, Inc.                                           HD              4             NYSE
           Intel Corporation                                         INTC             2            NASDAQ
           International Business Machines Corporation                IBM             2             NYSE
           JDS Uniphase Corporation                                  JDSU             2            NASDAQ
           Johnson & Johnson                                          JNJ             4             NYSE
           LM Ericsson Telephone Company *                           ERICY           0.9           NASDAQ
           Lucent Technologies Inc.                                   LU              4             NYSE
           McDATA Corporation                                        MCDTA       0.073613802       NASDAQ
           Medco Health Solutions                                     MHS          0.3618           NYSE
           Merck & Co., Inc.                                          MRK             3             NYSE
           Microsoft Corporation                                     MSFT             6            NASDAQ
           Morgan Stanley                                             MWD             2             NYSE

                                                                                      (continued on following page)

                                                                                                   Primary
                             Name of Company                        Ticker      Share Amounts  Trading Market
                             ---------------                        ------      -------------  --------------
           Nippon Telegraph and Telephone Corporation *               NTT             3             NYSE
           Nokia Corp. *                                              NOK             4             NYSE
           Nortel Networks Corporation                                 NT             2             NYSE
           Novartis AG *                                              NVS             5             NYSE
           Oracle Corporation                                         ORCL            4            NASDAQ
           Pfizer Inc.                                                PFE             4             NYSE
           Qwest Communications International Inc.                     Q              4             NYSE
           Royal Dutch Petroleum Company  *                            RD             3             NYSE
           SBC Communications Inc.                                    SBC             4             NYSE
           Sony Corporation *                                         SNE             2             NYSE
           Sun Microsystems, Inc.                                     SUNW            4            NASDAQ
           Syngenta AG                                                SYT        1.038608908        NYSE
           Texas Instruments Incorporated                             TXN             3             NYSE
           The St. Paul Travelers Companies, Inc.                     STA         0.17158726        NYSE
           Time Warner Inc.                                           TWX             6             NYSE
           TOTAL S.A. *                                               TOT             2             NYSE
           Toyota Motor Corporation *                                  TM             2             NYSE
           Verizon Communications                                      VZ             4             NYSE
           Viacom Inc. Class B                                       VIA.B            3             NYSE
           Vodafone Airtouch p.l.c. *                                 VOD             5             NYSE
           Wal-Mart Stores Inc.                                       WMT             4             NYSE
           Zimmer Holdings, Inc.                                      ZMH            0.3            NYSE

         ------------------------------------------
         (1) As a result of a reclassification and reverse stock split, shares of Agere Systems, Inc., Class A (NYSE: "AGR.A") and Agere Systems, Inc., Class B (NYSE: "AGR.B"), are no longer underlying securities of the Market 2000+ HOLDRS Trust. Effective May 27, 2005, The Bank of New York received 0.1101369864 shares of Agere Systems, Inc. per 100 share round lot of Market 2000+ HOLDRS for the (i)
              0.043117856 shares of Agere Systems, Inc. Class A per 100 share round lot of Market 2000+ HOLDRS; and (ii) 1.058252008 shares of Agere Systems, Inc. Class B per 100 share round lot of Market 2000+ HOLDRS.

            * The securities of these non-U.S. companies trade in the United States as American Depositary Receipts. Please see "Risk Factors" and "United States Federal Income Tax Consequences--Special considerations with respect to underlying securities of foreign issuers" for additional information relating to an investment in a non-U.S. company.

            The share amounts listed in the table above reflect all previous stock splits, dividends and business combination transactions.

            The date of this prospectus supplement is June 30, 2005.